EXHIBIT 23.1

                  TOWN & COUNTRY CORPORATION AND SUBSIDIARIES

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-4, File No. 33-49028, and on Form
S-8, File No. 33-23860.


                                                          Arthur Andersen LLP
Boston, Massachusetts
March 9, 1995